                                                                    EXHIBIT 20.1

           FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                  Series 1996-1

                          FIRST UNION DIRECT BANK, N.A.

                      FIRST UNION MASTER CREDIT CARD TRUST

        The information which is required to be prepared with respect to the Distribution Date AUGUST 16, 1999 and with respect to the performance of the Trust during the preceding Monthly Period.

        Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A       Information Regarding the Current Monthly Distribution
        (Stated on the basis of $1,000 Original Certificate Principal Amount)

        1       The amount of the current monthly distribution in
                respect of Class A Monthly Principal                                  0
                                                                         --------------

        2       The amount of the current monthly distribution in
                respect of Class B Monthly Principal                                  0
                                                                         --------------

        3       The amount of the current monthly distribution in
                respect of Collateral Monthly Principal                               0
                                                                         --------------

        4       The amount of the current monthly distribution in
                respect of CLASS A MONTHLY INTEREST                           4,375,111
                                                                         --------------

        5       The amount of the current monthly distribution in
                respect of Class A Deficiency Amounts                                 0
                                                                         --------------

        6       The amount of the current monthly distribution in
                respect of Class A Additional Interest                                0
                                                                         --------------

        7       The amount of the current monthly distribution in
                respect of CLASS B MONTHLY INTEREST                             365,994
                                                                         --------------

        8       The amount of the current monthly distribution in
                respect of Class B Deficiency Amounts                                 0
                                                                         --------------

        9       The amount of the current monthly distribution in
                respect of Class B Additional Interest                                0
                                                                         --------------

        10      The amount of the current monthly distribution in
                respect of COLLATERAL MONTHLY INTEREST                          604,805
                                                                         --------------

        11      The amount of the current monthly distribution in
                respect of any accrued and unpaid Collateral monthly
                interest                                                              0
                                                                         --------------

B       Information Regarding the Performance of the Trust

        1       COLLECTION OF PRINCIPAL RECEIVABLES

                a)      The aggregate amount of Principal Collections
                        processed during the preceding Monthly
                        Period which were allocated in respect of the
                        Class A Certificates                                 87,457,497
                                                                         --------------

                b)      The aggregate amount of Principal Collections
                        processed during the preceding Monthly
                        Period which were allocated in respect of the
                        Class B Certificates                                  7,155,639
                                                                         --------------

                c)      The aggregate amount of Principal Collections
                        processed during the preceding Monthly Period
                        which were allocated in respect of the
                        Collateral Interest                                  11,395,980
                                                                         --------------

        2       PRINCIPAL RECEIVABLES IN THE TRUST

                a)      The aggregate amount of Principal
                        Receivables in the Trust as of the end of the
                        day on the last day of the preceding Monthly
                        Period (ending Principal Balance)                 1,977,731,155
                                                                         --------------

                b)      The amount of Principal Receivables in the
                        Trust represented by the Investor Interest
                        of Series 1996-1 as of the end of the day
                        on the last day of the preceding Monthly
                        Period                                            1,115,151,821
                                                                         --------------

                c)      The amount of Principal Receivables in the
                        Trust represented by the Series 1996-1
                        Adjusted Investor Interest as of the end of
                        the day on the last day of the preceding
                        Monthly Period                                    1,115,151,821
                                                                         --------------

                d)      The amount of Principal Receivables in the
                        Trust represented by the Class A Investor
                        Interest as of the end of the day on the
                        last day of the preceding  Monthly Period           920,000,000
                                                                         --------------

                e)      The amount of Principal Receivables in the
                        Trust represented by the Class A Adjusted
                        Investor Interest as of the end of the day
                        on the last day of the preceding Monthly
                        Period                                              920,000,000
                                                                         --------------

                f)      The amount of Principal Receivables in the
                        Trust represented by the Class B Investor
                        Interest as of the end of the day on the
                        last day of the preceding Monthly Period             75,273,000
                                                                         --------------

                g)      The amount of Principal Receivables in
                        the Trust represented by the Collateral
                        Interest as of the end of the day on the last
                        day of the preceding Monthly Period                 119,878,821
                                                                         --------------

                h)      The Floating Investor Percentage with
                        respect to the preceding Monthly Period                  56.36%
                                                                         --------------

                I)      The Class A Floating Allocation with respect
                        to the preceding Monthly Period                          46.49%
                                                                         --------------

                j)      The Class B Floating Allocation with respect
                        to the preceding Monthly Period                           3.80%
                                                                         --------------

                k)      The Collateral Floating Allocation with respect
                        to the preceding Monthly Period                           6.06%
                                                                         --------------

                l)      The Fixed Investor Percentage with respect to
                        the preceding Monthly Period                         N/A
                                                                         --------------

                m)      The Class A Fixed Allocation with respect to
                        the preceding Monthly Period                         N/A
                                                                         --------------

                n)      The Class B Fixed Allocation with respect to
                        the preceding Monthly Period                         N/A
                                                                         --------------

                o)      The Collateral Fixed Allocation with respect
                        to the preceding Monthly Period                      N/A
                                                                         --------------

        3       REBATE ACCOUNTS

                The aggregate amount of           Aggregate            Percentage of
                Receivables arising in            Account              Total Trust
                Rebate Accounts with              Balance              Receivables
                respect to the preceding
                Monthly Account Receivable        84,406,752               4.11%
                                                  ----------           --------


        4       DELINQUENT BALANCES

                The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the preceding Monthly Period:

                                                  Aggregate            Percentage of
                                                  Account              Total
                                                  Balance              Receivables

                a) 35 - 64 days                     24,592,303                    1.20%
                                                   -----------             -----------
                b) 65-94 days                       12,312,141                    0.60%
                                                   -----------             -----------
                c) 95-124 days                       9,479,187                    0.46%
                                                   -----------             -----------
                d) 125-154 days                      7,987,768                    0.39%
                                                   -----------             -----------
                e) 155 or more days                  6,122,345                    0.30%
                                                   -----------             -----------
                Total                               60,493,743                    2.95%
                                                   -----------             -----------

        5       CREDIT LOSS AMOUNT (ALLOCABLE TO SERIES 1996-1)

                a)      The Aggregate Credit Loss Amount for
                        the preceding Monthly Period                          4,127,818
                                                                         --------------

                b)      The Class A Credit Loss Amount for
                        the preceding Monthly Period                          3,405,449
                                                                         --------------

                c)      The Class B Credit Loss Amount for
                        the preceding Monthly Period                            278,629
                                                                         --------------

                d)      The Collateral Credit Loss Amount for
                        the preceding Monthly Period                            443,740
                                                                         --------------

        6       INVESTOR CHARGE OFFS

                a)      The aggregate amount of Class A Investor
                        Charge Offs for the preceding Monthly Period                  0
                                                                         --------------

                b)      The aggregate amount of Class A Investor
                        Charge Offs set forth in 5(a) above per $1,000
                        of original certificate principal amount                      0
                                                                         --------------

                c)      The aggregate amount of Class B Investor
                        Charge Offs for the preceding Monthly Period                  0
                                                                         --------------

                d)      The aggregate amount of Class B Investor
                        Charge Offs set forth in 5(c above per $1,000
                        of original certificate principal amount                      0
                                                                         --------------

                e)      The aggregate amount of Collateral Charge
                        Offs for the preceding Monthly Period                         0
                                                                         --------------

                f)      The aggregate amount of Collateral Charge
                        Offs set forth in 5(e) above per $1,000 of
                        original certificate principal amount                         0
                                                                         --------------

                g)      The aggregate amount of Class A Investor
                        Charge Offs reimbursed on the Transfer Date
                        immediately preceding this Distribution Date                  0
                                                                         --------------

                h)      The aggregate amount of Class A Investor
                        Charge Offs set forth in 5(g) above per
                        $1,000 original certificate principal amount
                        reimbursed on the Transfer Date immediately
                        preceding this Distribution Date                              0
                                                                         --------------

                i)      The aggregate amount of Class B Investor
                        Charge Offs reimbursed on the Transfer Date
                        immediately preceding this Distribution Date                  0
                                                                         --------------

                j)      The aggregate amount of Class B Investor
                        Charge Offs set forth in 5(I) above per $1,000
                        original certificate principal amount reimbursed
                        on the Transfer Date immediately preceding
                        this Distribution Date                                        0
                                                                         --------------

                k)      The aggregate amount of Collateral Charge
                        Offs reimbursed on the Transfer Date
                        immediately preceding this Distribution Date                  0
                                                                         --------------

                l)      The aggregate amount of Collateral Charge
                        Offs set forth in 5(k) above per $1,000
                        original certificate principal amount reimbursed
                        on the Transfer Date immediately preceding
                        this Distribution Date                                        0
                                                                         --------------

        7       INVESTOR SERVICING FEE - 1.25% (ALLOCABLE TO SERIES 1996-1)

                a)      The amount of the Class A Servicing Fee
                        payable by the Trust to the Servicer for
                        the preceding Monthly Period                            958,333
                                                                         --------------

                b)      The amount of the Class B Servicing Fee
                        payable by the Trust to the Servicer for
                        the preceding Monthly Period                             78,409
                                                                         --------------

                c)      The amount of the Collateral Servicing Fee
                        payable by the Trust to the Servicer for
                        the preceding Monthly Period                            124,874
                                                                         --------------

                d)      The amount of Servicer Interchange (.75%)
                        payable by the Trust to the Servicer for the
                        preceding Monthly Period                                696,970
                                                                         --------------

        8       REALLOCATIONS

                a)      The amount of Reallocated Collateral Principal
                        collections with respect to this Distribution
                        Date                                                          0
                                                                         --------------

                b)      The amount of Reallocated Class B Principal
                        collections with respect to this Distribution
                        Date                                                          0
                                                                         --------------

                c)      The COLLATERAL BALANCE as of the close of
                        business on this Distribution Date                  119,878,821
                                                                         --------------

                d)      The CLASS B INVESTOR BALANCE as of the close
                        of business on this Distribution Date                75,273,000
                                                                         --------------

        9       FINANCE CHARGE COLLECTIONS (MINUS SERVICER INTERCHANGE)
                ALLOCABLE TO SERIES 1996-1

                a)      The aggregate amount of Collections of Finance
                        Charge Receivables processed during the
                        preceding Monthly Period which were allocated
                        in respect of the Class A Certificates               15,675,215
                                                                         --------------

                b)      The aggregate amount of Collections of Finance
                        Charge Receivables processed during the
                        preceding Monthly Period which were allocated
                        in respect of the Class B Certificates                1,282,522
                                                                         --------------

                c)      The aggregate amount of Collections of Finance
                        Charge Receivables processed during the
                        preceding Monthly Period which were allocated
                        in respect of the Collateral Interest                 2,042,529
                                                                         --------------

        10      PRINCIPAL FUNDING ACCOUNT

                a)      The principal amount on deposit in the Principal
                        Funding Account on or before the Transfer Date
                        of the preceding Monthly Period                               0
                                                                         --------------

                b)      The Accumulation Shortfall with respect to the
                        preceding Monthly Period                                      0
                                                                         --------------

                c)      The Principal Funding Investment Proceeds
                        deposited in the Finance Charge Account on or
                        before the Transfer Date of the preceding
                        Monthly Period                                                0
                                                                         --------------

                d)      The amount of all or the portion of the Reserve
                        Draw Amount deposited in the Finance Charge
                        Account on or before the Transfer date of the
                        preceding Monthly Period from the Reserve Account             0
                                                                         --------------

        11      RESERVE DRAW AMOUNT

        12      AVAILABLE FUNDS [FINANCE CHARGE COLLECTIONS MINUS
                SERVICER INTERCHANGE]

                a)      The amount of Class A Available Funds on deposit
                        in the Finance Charge Account on or before the
                        Transfer Date of the preceding Monthly Period        15,675,215
                                                                         --------------

                b)      The amount of Class B Available Funds on deposit
                        in the Finance Charge Account on or before the
                        Transfer Date of the preceding Monthly Period         1,282,522
                                                                         --------------

                c)      The amount of Collateral Available Funds on
                        deposit in the Finance Charge Account on the
                        preceding Transfer Date                               2,042,529
                                                                         --------------

        13      PORTFOLIO YIELD (YIELD MINUS CHARGE OFFS)

                a)      The Portfolio Yield for the preceding Monthly
                        Period                                                   16.75%
                                                                         --------------

                b)      The Portfolio Adjusted Yield for the preceding
                        Monthly Period                                             9.67%
                                                                         --------------

C       Floating Rate Determinations

        1       LIBOR for the Interest Period ending on this
                Distribution Date                                              5.18000%
                                                                         --------------

        2       Number of days in this interest period                               32
                                                                         --------------

        3       Interest Factor                                               0.575266%
                                                                         --------------

D       CUSIP Numbers
        1       Class A                                                  337365AA8
                                                                         --------------
        2       Class B                                                  337365AB6
                                                                         --------------




                                FIRST UNION DIRECT BANK, N.A.
                                SERVICER

                                By: /s/ JAMES H. GILBRAITH, II
                                   -------------------------------------
                                James H. Gilbraith, II
                                Managing Director
                                First Union Direct Bank, N.A.